UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 27, 2007
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	0-10144	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800
MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (432) 684-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     On November 27, 2007, the Board of Directors of the Company, upon the recommendation of the Compensation Committee of the Board of Directors (the “Committee”) approved the payment of cash bonuses to certain of Dawson Geophysical Company’s (the “Company”) officers, including the Named Executive Officers. The bonuses, which were set by the Committee on March 27, 2007, were based on individual and overall Company performance in fiscal 2007 and were approved in the following respective amounts:

Name	Position	Bonus Amount
Stephen C. Jumper	President, Chief Executive Officer and Director	$40,000
Christina W. Hagan	Executive Vice President, Secretary and Chief Financial Officer	$30,000
C. Ray Tobias	Executive Vice President, Chief Operating Officer	$30,000
Howell W. Pardue	Executive Vice President	$30,000
Kermit S. Forsdick	Vice President	$30,000

     Also on November 27, 2007, the Board of Directors of the Company, upon the recommendation of the Committee, confirmed the fiscal 2007 allocation of 5% of the Company’s pre-tax income for the Company’s Profit Sharing Plan (the “Plan”). Additionally, the Board of Directors of the Company, upon the recommendation of the Committee, preliminarily set the fiscal 2008 allocation for the Plan at 5% of the Company’s pre-tax income.
     Pursuant to the Plan, which is not a qualified plan under ERISA, the Company accrues 5% of pretax net income each month during a fiscal year as a pool of funds to be allocated to all employees, including the Company’s executive officers, that contributed to the success of the fiscal year. Employees that were hired no later than August 31st of the fiscal year are included in the allocation of the funds that are paid mid-December. Participating employees must be employed with the Company on the date of payment in order to receive a payment under the Plan. The allocation of funds is based on a formula of period of service, annual salary and position.
     A description of the Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Description of Profit Sharing Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: December 3, 2007	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Description of Profit Sharing Plan